CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert E. Wolfe, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Advanced Oxygen Technologies, Inc. (the "Company") on Form 10-QSB for the quarter ended Sep 30, 2007, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSBSB fairly presents in all material respects the financial condition and results of operations of the Company.

Date: November 5, 2007

/s/Robert E. Wolfe

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Robert E. Wolfe

Chief Executive Officer

A signed original of this written statement required by Section 906 is retained by Advanced Oxygen Technologies, Inc. and will be furnished to the Securities and Exchange Commission upon request.

CERTIFICATION OF TREASURER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert E. Wolfe, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Advanced Oxygen Technologies, Inc. (the "Company") on Form 10-QSB for the quarter ended Sep 30, 2007, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSBSB fairly presents in all material respects the financial condition and results of operations of the Company.

Date: November 5, 2007

/s/ Robert E. Wolfe

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Robert E. Wolfe

Treasurer

A signed original of this written statement required by Section 906 is retained by Advanced Oxygen Technologies, Inc. and will be furnished to the Securities and Exchange Commission upon request.